SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

   FILED BY THE REGISTRANT [X] FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:

                        [ ] PRELIMINARY PROXY STATEMENT

                [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                       (AS PERMITTED BY RULE 14A-6(E)(2))

                          [X] DEFINITIVE PROXY STATEMENT

                       [ ] DEFINITIVE ADDITIONAL MATERIALS

             [ ] SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-12

                                  THE GCG TRUST

 -------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 -------------------------------------------------------------------------------
       (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] NO FEE REQUIRED.

             [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES
                             14A-6(I)(4) AND 0-11.

       1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    5) Total fee paid:

--------------------------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

--------------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    3) Filing Party:

--------------------------------------------------------------------------------

    4) Date Filed:

--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19380

                                 March 12, 2002

Dear Valued Contract Owner:

Enclosed please find a Notice and Proxy Statement for a Special
Meeting of Shareholders of the Real Estate Series. The Meeting is scheduled to be held at 10:00 a.m. Eastern time on April 22, 2002 at the principal executive office of The GCG Trust, located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

Your Board of Trustees is submitting for your approval a new portfolio management agreement, under which Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen") would continue to serve as the portfolio manager of the Series. Van Kampen currently is serving as interim portfolio manager for the Series as a result of the resignation of the previous portfolio manager. In addition, the Board is submitting for your approval a proposal to change the sub-classification of the Real Estate Series from a "diversified" management company to a "non-diversified" management company.

The Board of Trustees has concluded that approval of the new portfolio management agreement with Van Kampen and the change in the Series' sub-classification to "non-diversified" are in the best interests of the Series, and recommends that you vote YES for each Proposal. Enclosed please find proxy materials that describe each Proposal comprehensively. Please read carefully the enclosed Proxy Statement.

You may vote in three ways. To vote by mail, please sign and return the
Proxy Card in the enclosed postage-paid envelope. To vote by phone, please call toll-free 1-800-597-7836. To vote by Internet, please go to
https://vote.proxy-direct.com.
------------------------------

I am confident that ING will continue to be an attractive choice for your investment dollars. Should you have any questions or concerns, please do not hesitate to contact our helpful Client Services Team at 1-800-366-0066.

Thank you in advance for your prompt participation, and thank you for choosing ING.

                                             Sincerely,

                                             /s/Mary Bea Wilkinson

                                             Mary Bea Wilkinson
                                             President
                                             The GCG Trust

                                  THE GCG TRUST

                               1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19380
                                  800-366-0066

                        NOTICE OF SPECIAL MEETING OF THE
                                 SHAREHOLDERS OF
                            THE REAL ESTATE SERIES OF
                                  THE GCG TRUST

                                 APRIL 22, 2002

       A Special Meeting of the Shareholders of The GCG Trust (the "Trust") will be held at the Trust's principal executive offices at 1475 Dunwoody Drive, West Chester, PA 19380, on April 22, 2002, at 10:00 a.m. Eastern time (the "Meeting"). The Proposals to be considered at the Meeting are detailed in the attached Proxy Statement and summarized below:

     1. To approve a new portfolio management agreement among the Trust, on behalf of the Real Estate Series, Directed Services, Inc. ("DSI") and Morgan Stanley Investment Management Inc. d/b/a Van Kampen.

     2. To approve a change to the Real Estate Series' sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified."

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on February 28, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

                                          By Order of the Board of Trustees

                                          /s/Kimberly J. Smith

                                          Kimberly J. Smith, Esq.
                                          Secretary

March 12, 2002
West Chester, PA

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST YOUR VOTE FOR APPROVAL OF EACH PROPOSAL. YOUR VOTE IS IMPORTANT!

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE OR VOTE BY INTERNET AT HTTPS://VOTE.PROXY-DIRECT.COM OR TELEPHONE BY CALLING
1-800-597-7836.

IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS NOTICED ABOVE.

                                  THE GCG TRUST

                               1475 DUNWOODY DRIVE
                        WEST CHESTER, PENNSYLVANIA 19380
                                  800-366-0066

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          OF THE REAL ESTATE SERIES OF
                                  THE GCG TRUST
                                  TO BE HELD ON
                                 APRIL 22, 2002

         This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of The GCG Trust (the "Trust") of proxies to be voted at a Special Meeting of the Shareholders of the Real Estate Series of the Trust (the "Meeting") to be held at the Trust's principal executive offices at 1475 Dunwoody Drive, West Chester, PA 19380, on April 22, 2002, at 10:00 a.m. Eastern time or at any adjournment thereof. The approximate mailing date of this Proxy Statement and accompanying form of proxy is March 18, 2002.

         The Board has fixed the close of business on February 28, 2002, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") in the Real Estate Series of the Trust (the "Series") entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

         The Board of the Trust is soliciting shareholder votes on Proposals 1, 2 and 3 that affect only the Real Estate Series of the Trust.

         A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending and revoking it at the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Directed Services, Inc. ("DSI"), the manager of the Series, or their agents or affiliates personally or by telephone. Expenses in connection with the solicitation of proxies for the Proposals will be borne by DSI.

         THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS, UPON REQUEST, EITHER BY WRITING TO THE TRUST AT 1475 DUNWOODY DRIVE, WEST CHESTER, PENNSYLVANIA 19380, OR BY CALLING TOLL-FREE (800) 366-0066. THE ANNUAL REPORT AND SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

         The Trust knows of no items of business other than the Proposals mentioned in the Notice, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

                                   PROPOSAL 1

        TO APPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG THE TRUST,
          ON BEHALF OF THE REAL ESTATE SERIES, DIRECTED SERVICES, INC.
         AND MORGAN STANLEY INVESTMENT MANAGEMENT INC. D/B/A VAN KAMPEN

SUMMARY

         Shareholders of the Real Estate Series of the Trust are being asked to approve a new portfolio management agreement (the "New Agreement") among the Trust on behalf of the Real Estate Series, Directed Services, Inc. ("DSI") and Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen"). Van Kampen is currently serving as portfolio manager of the Series pursuant to an interim portfolio management agreement, as described in more detail below.

         Investment management services are provided to the Trust and each of its Series by DSI, located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, pursuant to an investment management agreement (the "Management Agreement") between DSI and the Trust. DSI is an indirect subsidiary of ING Groep N.V. ("ING"), a global financial institution active in the fields of asset management, insurance and banking, and headquartered in Amsterdam. Subject to the supervision and approval of the Board and approval of the shareholders of the respective series of the Trust, DSI is responsible for engaging various investment advisory organizations (each, a "portfolio manager") to provide portfolio management services to the respective series. DSI is responsible for monitoring and evaluating the performance of the Trust's various portfolio managers.

     Morgan Stanley Investment Management Inc. ("MSIM") is currently serving as portfolio manager to the Series on an interim basis until a new portfolio management agreement is approved by shareholders of the Series. MSIM is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley Dean Witter & Co., located at 1585 Broadway, New York, New York 10036. MSIM does business in certain instances (including in its role as portfolio manager to the Series) under the name "Van Kampen." As of December 31, 2001, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

         Prior to December 14, 2001, The Prudential Investment Corporation ("Prudential"), located at Prudential Plaza, Newark, NJ 07102-4077, served as the portfolio manager to the Series pursuant to a previous portfolio management agreement among the Trust on behalf of the Real Estate Series, DSI and Prudential (the "Previous Agreement"). The Previous Agreement, consistent with the Investment Company Act of 1940, as amended (the "1940 Act") was terminable by (a) the Manager at any time without payment of any penalty upon sixty (60) days' written notice to the Portfolio Manager and the Trust; (b) at any time without penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Series, upon sixty (60) days' written notice to the Manager and Portfolio Manager; or
(c) by the Portfolio Manager, at any time without penalty, upon sixty (60) days' written notice to the Manager and the Trust.

         On November 6, 2001, Prudential notified DSI that it was terminating the Previous Agreement because of a business decision by Prudential to no longer manage real estate portfolios. This notice of termination necessitated the Trust's entering into an interim portfolio management agreement on behalf of the Series, with substantially the same terms and conditions, except for the execution and termination dates, as the Previous Agreement with Prudential, until a more permanent portfolio management agreement could be approved by shareholders of the Series.

         In the event that a portfolio manager terminates its portfolio management agreement with the Trust, Rule 15a-4 under the 1940 Act permits the Trust to enter into an interim advisory agreement for the portfolio, which takes effect immediately upon termination of the previous agreement for a maximum term of one hundred and fifty (150) days until shareholders have an opportunity to approve a new portfolio management agreement.

         At a Special Telephonic Board Meeting held on December 14, 2001, the Board of Trustees of the Trust, including a majority of those Trustees who are not "interested persons," as defined in the 1940 Act (the "Independent Trustees"), unanimously approved an interim portfolio management agreement with Van Kampen (the "Interim Agreement") for a period of up to 150 days. Subsequently, at its regular in-person quarterly Board Meeting held on February 26, 2002, the Board approved a new portfolio management agreement with Van Kampen (the "New Agreement"), subject to the approval by shareholders of the Series.

         Since December 17, 2001, Van Kampen has been serving as the portfolio manager to the Series pursuant to the Interim Agreement. Rule 15a-4 under the 1940 Act permits Van Kampen to continue to serve as the Series' portfolio manager until May 15, 2002 (which is 150 days from December 17, 2001). As explained in more detail below, shareholders of the Series are being asked to approve the New Agreement among the Trust, on behalf of the Series, DSI and Van Kampen.

COMPARISON OF THE NEW AGREEMENT WITH THE PREVIOUS AGREEMENT
AND THE INTERIM AGREEMENT

         The New Agreement is substantially similar in all material respects to the Previous Agreement and Interim Agreement, except that the annual rate of compensation paid by DSI to Van Kampen under the New Agreement would by slightly higher than under either the Previous Agreement or the Interim Agreement; the notice of termination provision as it applies to Van Kampen would be slightly longer under the New Agreement; and the New Agreement would be terminable immediately upon notice by Van Kampen under certain circumstances. The increase in portfolio management fees payable by DSI to Van Kampen under the New Agreement would NOT increase the total amount of management fees paid by the Series to DSI under the Management Agreement.

DESCRIPTION OF THE PREVIOUS AGREEMENT

         In accordance with provisions for the delegation of authority, DSI and the Trust entered into the Previous Agreement with Prudential on behalf of the Series pursuant to which portfolio management duties were delegated by DSI to Prudential. The Previous Agreement with Prudential dated April 26, 2000 was last approved by shareholders on April 24, 2000 for the purpose of initial approval, and has been reapproved annually thereafter by the Board of Trustees, including a majority of the Independent Trustees.

         Under the terms of the Previous Agreement, Prudential agreed to provide investment advisory services to the Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may own or contemplate acquiring from time to time. All services under the Previous Agreement were to be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust's By-Laws, any policies adopted by the Trustees, and the investment policies of the Series as disclosed in the Trust's registration statement on file with the Securities and Exchange Commission ("SEC"), as amended from time to time. These same provisions apply to Van Kampen under the Interim Agreement and the New Agreement.

         Under the terms of the Previous Agreement, Prudential was not subject to liability for any damages, expenses or losses to the Series connected with, or arising out of, any investment advisory services rendered under the Previous Agreement, except by willful misfeasance, bad faith or gross negligence in the performance of Prudential's duties or by reason of its reckless disregard of its obligations and duties under the Previous Agreement. These same provisions apply to Van Kampen under the Interim Agreement and the New Agreement.

DESCRIPTION OF THE INTERIM AGREEMENT

         The Interim Agreement (under which Van Kampen currently provides portfolio management services to the Series) is the same in all material respects as the Previous Agreement, except for the dates of execution and termination. The term of the Interim Agreement is from December 17, 2001 through the date the Series' shareholders approve a new portfolio management agreement, but in no case later than 150 days from December 17, 2001 - or May 15, 2002.

         The Series' portfolio is currently managed by a team of portfolio managers at MSIM. Theodore R. Bigman, Managing Director of MSIM, and Douglas A. Funke, Executive Director of MSIM, will share primary responsibility for managing the portfolio. Mr. Bigman joined MSIM in 1995 and is head of the Global Real Estate Securities Group. Mr. Funke joined Morgan Stanley & Co., Incorporated in 1993 and MSIM in 1995. This same management team would continue to manage the Series under the New Agreement.

DESCRIPTION OF THE NEW AGREEMENT

         A form of the New Agreement is attached to this Proxy Statement as Exhibit A. Under the New Agreement, Van Kampen will continue to provide investment advisory services to the Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may own or contemplate acquiring from time to time. All services under the New Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust's By-Laws, any policies adopted by the Trustees, and the investment policies of the Series as disclosed in the Trust's registration statement on file with the SEC, as amended from time to time. This same provision applies to Van Kampen under the Interim Agreement (and applied to Prudential under the Previous Agreement).

         Under the terms of the New Agreement, Van Kampen is not subject to liability for any damages, expenses or losses to the Series connected with, or arising out of, any investment advisory services rendered under the New Agreement, except by willful misfeasance, bad faith or gross negligence in the performance of Van Kampen's duties or by reason of its reckless disregard of its obligations and duties under the New Agreement. This same provision applies to Van Kampen under the Interim Agreement (and applied to Prudential under the Previous Agreement).

         The Series' investment objective of capital appreciation with a secondary objective of current income will remain the same if Van Kampen continues to serve as the portfolio manager of the Series. The Series will continue to invest in equity securities of companies in the real estate industry in accordance with the Series' investment objectives, policies and restrictions, with the exception that the Series would be non-diversified if Proposal 2 is approved by shareholders (please refer to Proposal 2 herein for a description of non-diversification). Van Kampen will continue to manage the portfolio pursuant to the same principal investment strategies and restrictions that are currently set out in the Series' prospectus and Statement of Additional Information, except that it will be non-diversified as described in detail under Proposal 2. However, it is inevitable that there will be some differences in the management style of the portfolio manager that may result in changes to the portfolio's holdings.

         Under the New Agreement, the Series would be managed by the same team of portfolio managers (described above) as under the Interim Agreement.

TERM AND TERMINATION

     The term under the New Agreement is the same as under the Previous Agreement. If approved by shareholders at the Meeting, the New Agreement will remain in effect for a two-year period following the date of approval. Thereafter, the New Agreement will continue in effect for succesive periods not to exceed one year, provided that such continuance is specifically approved at least annually by a majority of the Trustees, or by a vote of a majority of the outstanding shares of the Series, and in either case by a majority of the Independent Trustees. This is the same as under the Previous Agreement.

         The termination provisions under the New Agreement differ slightly from both the Previous and the Interim Agreement with respect to the notice of termination applicable to the portfolio manager. Both the Previous and Interim Agreements provide that any party to the respective Agreement may terminate without penalty within sixty (60) days' written notice. The New Agreement requires additional notice by the portfolio manager in the event the portfolio manager wishes to terminate the New Agreement, and permits the portfolio manager to terminate the Agreement immediately upon written notice if certain events occur (which are described below). The New Agreement may be terminated (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Trust; (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager; or (c) by the Portfolio Manager at any time without penalty, upon three (3) months' written notice to the Manager and the Trust, unless the Manager or the Trust requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Trust or the Manager not to exceed three (3) months beyond the initial three-month notice period. In addition, the Portfolio Manager may terminate the New Agreement at any time without penalty effective upon written notice to the Manager and the Trust, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under the New Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Trust as required by the terms of the New Agreement. As with the Previous Agreement, the New Agreement will terminate in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement will be considered by shareholders of the Series, and the New Agreement will automatically terminate in the event of its assignment (as such term is described in the 1940 Act).


COMPARISON OF PORTFOLIO MANAGEMENT FEES UNDER THE PREVIOUS AGREEMENT, INTERIM AGREEMENT AND NEW AGREEMENT

         Under the Previous Agreement, the portfolio management fee paid by DSI (not the Trust) to Prudential, based on the average daily net assets of the Series, was at the annual rate of 0.50% on the first $70 million in assets of the Series and 0.40% on assets in excess of $70 million. This is the same rate of compensation paid to Van Kampen under the Interim Agreement.

         Under the New Agreement, the rate of compensation paid by DSI (not the Trust) to Van Kampen is slightly higher than the rate payable under the Previous Agreement and Interim Agreement. The compensation under the New Agreement, to be paid by DSI (not the Trust) to Van Kampen, based on the Series' average daily net assets, would be at the annual rate of 0.50% on the first $200 million in assets of the Series; and 0.40% on assets in excess of $200 million.

         The increase in the portfolio management fee to be paid by DSI to Van Kampen for managing the Series will NOT increase the management fee paid by the Series to DSI. If the New Agreement is approved by shareholders of the Series, it will become effective with respect to the Series as of May 1, 2002.

         For the period January 1, 2001 to December 17, 2001, DSI paid Prudential, on behalf of the Series, an aggregate of $468,167 in portfolio management fees. For the period December 17, 2001 to December 31, 2001, DSI paid Van Kampen, on behalf of the Series, an aggregate of $27,106 in portfolio management fees. The total combined portfolio management fees that DSI paid on behalf of the Series during the fiscal year ended December 31, 2001 was $495,273. Assuming the same assets under management, DSI would have paid on behalf of the Series a total of $531,592 to Van Kampen had Van Kampen served as the portfolio manager of the Series under the New Agreement during the entire fiscal year ended December 31, 2001, which represents an increase of .03%.

         The Real Estate Series did not pay any brokerage commissions to an affiliate of ING or an affiliate of the Manager during the fiscal year ended December 31, 2001.

TRUSTEES' CONSIDERATIONS

         At a Board meeting held on February 26, 2002, the Trustees, including a majority of the Independent Trustees, carefully considered the New Agreement and its implications for the Series' shareholders. The Trustees reviewed materials furnished by DSI and Van Kampen, including information regarding the commitment of Van Kampen to continue to manage the Series pursuant to the same investment objective and investment strategies, except that it would be non-diversified if Proposal 2 is approved by shareholders. Specifically, the Trustees determined that the compensation payable under the New Agreement was fair and reasonable and that the increase in the rate of compensation from the Interim Agreement and Previous Agreement would not increase the total management fee paid by the Series to DSI. The Trustees also determined that the scope and quality of services to be provided to the Series under the New Agreement would be at least equivalent, and in some respects superior to, the scope and quality of services provided under the Previous Agreement.

         In addition, the Trustees considered a wide range of information of the type they regularly consider when determining to continue a portfolio management agreement, including the terms of the New Agreement, the scope and quality of the services that Van Kampen has been providing the Series, the investment performance of the Series, information regarding the performance of similar funds over the same periods, information regarding Van Kampen's profitability and financial condition and its key personnel, the portfolio management fee rate payable to Van Kampen compared to similar funds managed by Van Kampen and other investment advisers, and the total expense ratio of the Series compared to similar funds managed by other investment advisers. The Trustees considered Van Kampen's use of portfolio brokerage transactions to obtain research benefiting the Series or other Van Kampen clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Series. The Trustees also considered the reputation, expertise and resources of Van Kampen and its affiliates in the domestic and international financial markets.

         After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Agreement and to recommend that the Series' shareholders vote to approve the New Agreement.

ADDITIONAL INFORMATION ABOUT VAN KAMPEN

         Van Kampen acts as investment adviser to other investment companies with investment objectives similar to the Series. A list of the directors and principal executive officers of Van Kampen; a table setting forth the other investment companies managed by Van Kampen with similar investment policies and objectives to those of the Series; and other information about Van Kampen is set forth in Exhibit B.

VOTE REQUIRED

         Approval of the New Agreement requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Series. A "majority of the outstanding voting securities" of the Series, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Series present at the Meeting if the owners of more than 50% of the Series then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Series entitled to vote at the Meeting.

         In the event that the shareholders of the Series do not approve the New Agreement, the Trustees will take such action as the Trustees deem to be in the best interests of the Series, which may involve obtaining interim advisory services for the Series from another advisory organization. Thereafter, the Trustees would either negotiate a new portfolio management agreement with a new advisory organization selected by the Trustees or make other appropriate arrangements, in either event subject to approval by the Series' shareholders.

BOARD'S RECOMMENDATION

         The Trustees, including all of the Independent Trustees, recommend that shareholders of the Series VOTE "FOR" approval of the New Agreement with Van Kampen.

                                   PROPOSAL 2

        TO APPROVE A CHANGE TO THE REAL ESTATE SERIES' SUB-CLASSIFICATION
           UNDER THE 1940 ACT FROM "DIVERSIFIED" TO "NON-DIVERSIFIED"

SUMMARY:

         At its Meeting on February 26, 2002, the Board adopted the recommendation of DSI, the Series' investment manager, that the Series' sub-classification be changed from a "diversified" to a "non-diversified" management company, subject to shareholder approval.

         The Series is currently classified as a "diversified company" under
Section 5(b) of the 1940 Act. As a "diversified company," the Series must have at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities (the "75% basket"). For purposes of the 75% basket, the Series may not count securities of a single issuer that account for more than 5% of the Series' total assets or that constitute more than 10% of such issuer's outstanding voting securities as "other securities." These restrictions are designed to prevent funds that hold themselves out as diversified from being tied too closely to the success of one or a few issuers, and to prevent such funds from controlling portfolio companies. These restrictions only apply at the time of investment. A "non-diversified" fund is NOT subject to these restrictions.

         The Trustees recommend that shareholders approve the Proposal to change the Series' sub-classification from "diversified" to "non-diversified." If the shareholders approve this Proposal, the Series will no longer be required to comply with the diversification standards outlined above. The Series intends to continue to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies so that the Series will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Series must diversify its holdings so that at the end of each quarter of the taxable year
(i) at least 50% of the market value of the Series' assets is represented by cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Series' total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Although the Series will be subject to the diversification requirements imposed by the Code, a change in the Series' sub-classification to a non-diversified management company will permit the Series to invest a larger portion of its assets in fewer issuers than is now the case. The Trustees believe that this change will benefit shareholders with the potential for improved performance because it allows the portfolio manager greater flexibility to make larger investments in certain real estate securities that the portfolio manager believes present the best opportunities for capital appreciation.

TRUSTEES' CONSIDERATIONS

         The Trustees carefully considered the impact of this proposed change to the Series' sub-classification and weighed the potential advantages of providing the portfolio manager with increased investment flexibility with the possibility that the change would result in increased volatility of the Series. In particular, the Board considered that while investing a larger portion of the Series' assets in fewer issuers may prove beneficial when such companies outperform the market, larger investments in fewer issuers would also magnify any negative performance by such companies. The Board, however, also took into consideration the changing nature of the real estate investment industry and the increasing consolidation of Real Estate Investment Trusts (REITs) in which the Series invests. The consolidation of the REIT industry has limited the investment opportunities of the portfolio manager of the Series under the "diversified" classification and, if this trend continues, may impact the performance of the Series. The Board concluded that the potential for improved performance under a non-diversified sub-classification outweighs the potential increased volatility of the Series.

VOTE REQUIRED

         Approval of the proposed change in the Series' sub-classification to "non-diversified" requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Series. A "majority of the outstanding voting securities" of the Series, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Series present at the Meeting if the owners of more than 50% of the Series then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Series entitled to vote at the Meeting.

BOARD'S RECOMMENDATION

         The Trustees, including all of the Independent Trustees, recommend that shareholders of the Series VOTE "FOR" approval of the change to the Series' sub-classification from "diversified" to "non-diversified."

                                  OTHER MATTERS

QUORUM AND VOTING

         The Shares of the Series currently are offered only to the separate accounts of insurance companies (the "Participating Insurance Companies") to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, the "Variable Contracts") issued by the Participating Insurance Companies. These separate accounts are registered with the SEC as unit investment trusts under the 1940 Act. In accordance with the 1940 Act, it is expected that each Participating Insurance Company issuing a Variable Contract funded by a registered separate account that participates in the Trust will request voting instructions from the owners of the Variable Contracts (the "Variable Contract Owners"). The Participating Insurance Companies are required to vote Shares of the Series held by their registered separate accounts in accordance with instructions received from Variable Contract Owners. Each Participating Insurance Company is also required to vote Shares of the Series held in each registered separate account for which it has not received instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions from Variable Contract Owners. Shares held by each Participating Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the Participating Insurance Company's separate accounts in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting.

         The presence in person or by proxy of the holders of thirty percent (30%) of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Series were the Participating Insurance Companies. Since the Participating Insurance Companies are the legal owners of the Shares, attendance by the Participating Insurance Companies at the Meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions will be counted as present, but not cast, at the Meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting or a percentage of the Series' outstanding shares, which would have the effect of treating abstentions as if they were votes against the Proposals.

     As of the close of business on the Record Date, there were 8,601,901.59 number of shares of the Series outstanding. Each Share of the Series is entitled to one vote, with proportionate voting for fractional Shares.

ADJOURNMENT

         In the event that sufficient votes in favor of the Proposals set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to the Proposals. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of each Proposal. They will vote against any such adjournment those proxies required to be voted against each Proposal. None of the costs of any additional solicitation and of any adjourned session will be borne by the Trust. If the Proposals receive sufficient favorable votes by the time of the Meeting, the Proposals will be acted upon and such actions will be final.

PRINCIPAL HOLDERS OF VOTING SECURITIES

         The officers and Trustees of the Trust cannot indirectly own shares of the Series without purchasing a variable annuity or variable insurance contract through one of the Participating Insurance Companies. The officers and Trustees as a group own less than 1% of the outstanding Shares of the Series and the Trust as a whole. None of the Trustees have purchased or sold securities of DSI, ING or subsidiaries thereof since January 1, 2001. As of the record date, no Variable Contract Owner owned, beneficially or of record, more than 5% of the shares of the Series.

MANAGER AND DISTRIBUTOR

         Shares of the Trust are distributed through Directed Services, Inc. ("DSI"). DSI also serves as the Manager to the Trust. DSI's address is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. DSI is a registered investment adviser under the Investment Advisers Act of 1940, as amended, a registered broker-dealer, and a member of the National Association of Securities Dealers, Inc. (NASD). DSI acts as distributor without remuneration from the Trust.

INDEPENDENT ACCOUNTANTS

         Ernst & Young, LLP ("E&Y"), Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103-7096, serves as the independent accountants to the Trust. E&Y examines the financial statements for the Series and may provide other non-audit and tax-related services to the Trust. In accordance with Independence Standards Board Standard No. 1, E&Y has confirmed to the Trust's Audit Committee that it is an independent accountant with respect to the Series. Representatives of E&Y are expected to be present at the Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.

ANNUAL REPORT

         The Trust's 2001 Annual Report to Shareholders was mailed on or about February 28, 2002. The 2001 Semi-Annual Report was mailed to shareholders on or about August 31, 2001. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF ANY OF THESE REPORTS, EACH MAY BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

COSTS OF SOLICITATION

         The costs associated with the Meeting will be paid by DSI. Neither the Trust nor its shareholders will bear any costs associated with this Meeting.

OTHER BUSINESS

         The management of the Trust knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.

SHAREHOLDER PROPOSALS

         Pursuant to the applicable law of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 2002 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

         Please complete the enclosed Proxy Card and return it promptly in the enclosed self-addressed postage-paid envelope or vote by Internet at https://vote.proxy-direct.com or by telephone by calling 1-800-597-7836. It is important that you vote promptly in order to avoid unnecessary delay and cost. You may revoke your proxy at any time prior to the Meeting by written notice to the Trust or by submitting a Proxy Card bearing a later date.

                                         By Order of the Board of Trustees

                                         /s/Kimberly J. Smith

                                         Kimberly J.Smith, Esq.
                                         Secretary


March __, 2002
West Chester, PA

                                   EXHIBIT A


                         PORTFOLIO MANAGEMENT AGREEMENT

         AGREEMENT made this ____ day of _________, 2002, among The GCG Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Manager"), a New York corporation, and Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Portfolio Manager"), a corporation organized under the laws of the State of Maryland.

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company;

         WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

         WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

         WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services with respect to the Trust's series;

         WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

         NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

         1. APPOINTMENT. The Trust and the Manager hereby appoint Portfolio Manager to act as the portfolio manager to the series of the Trust designated on Schedule A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

         2. PORTFOLIO MANAGEMENT DUTIES AND AUTHORITY. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services and transactions on behalf of each Series. In accordance with the forgoing duties, the Portfolio Manager is hereby authorized to act as agent for the Series to order deposits and the investment of cash and purchases and sales of securities for the Series' account and in the name of the Trust. This authorization shall be a continuing one and shall remain in full force and effect until this Agreement is terminated in accordance with the provisions of Section 15 hereof. To the extent permitted by the investment policies of each Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series and shall have the authority to act in such capacity as the Portfolio Manager deems necessary or desirable in order to carry out its duties hereunder for the protection of the Series so long as not expressly prohibited by the terms of this Agreement, the 1940 Act or other securities laws or regulations. The Portfolio Manager will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as from time to time amended (the "Registration Statement"), copies of which shall be sent to the Portfolio Manager by the Manager prior to the commencement of this Agreement and promptly upon filing any such amendment with the SEC. The Portfolio Manager further agrees as follows:

         (A) The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company and to file with its tax return an election to be a regulated investment company and satisfy the distribution requirements under Section 852 (a) of the Internal Revenue Code, all of which shall not be the responsibility of the Portfolio Manager),
(2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.

         (B) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Manager and the Board shall have the right to review and request changes to the Portfolio Manager's manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.

         (C) In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

         (D) The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager.

         (E) The Portfolio Manager will make available to the Trust and the Manager, promptly upon reasonable request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

         (F) The Portfolio Manager will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

         (G) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Portfolio Manager may not retain, employ or associate itself with any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Portfolio Manager, or of any company that the Portfolio Manager has retained, employed, or with which it has associated with respect to the investment management of the Series, to the best of the Portfolio Manager's knowledge, had in any material connection with the handling of assets:

                  (I) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

                  (II) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

                  (III) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

         (H) In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:

                  (I) That the Manager is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Portfolio Manager to enter into such foreign exchange contracts on its behalf.

                  (II) That the Manager may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Portfolio Manager has under the Portfolio Manager's management or which benefit from the Portfolio Manager's investment advice. If the Manager requires funds for any redemptions, expenses, and other costs of doing business, the Portfolio Manager will make funds available in a reasonably timely manner for the Manager to meet such obligations. The Manager reserves the right to segregate assets upon notice to the Portfolio Manager and provide different arrangements for investment management with respect to those assets.

                  (III) That the Portfolio Manager has been granted full power and authority to enter into foreign exchange contracts as agent on the Manager's behalf and to give instructions for settlement for the same.

                  (IV) That the Portfolio Manager has full authority to instruct Manager's and Trust's custodian in conformity with its mandate.

                  (V) That in the event of the termination of this Agreement, the Portfolio Manager, if legally and operationally possible, may offer the Series' counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

         3. BROKER-DEALER SELECTION. The Portfolio Manager is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series' portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof. The Portfolio Manager's primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.

         Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Portfolio Manager notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.

         The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with this Agreement, the Portfolio Manager is further authorized to allocate orders placed by it on behalf of the Series to the Portfolio Manager as agent if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealers as agents, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

         4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Portfolio Manager, to the Portfolio Manager's knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered and will maintain such registration so long as this Agreement remains in effect. The Portfolio Manager will provide the Manager with a copy of the Portfolio Manager's Form ADV, Part II at the time the Form ADV and any amendment is filed with the SEC, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption

         5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

          (A) Expenses of all audits by the Trust's independent public accountants;

          (B) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

          (C) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

          (D) Expenses of obtaining quotations for calculating the value of each Series' net assets;

          (E) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

          (F) Expenses of maintaining the Trust's tax records;

          (G) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

          (H) Taxes levied against the Trust;

          (I) Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

          (J) Costs, including the interest expense, of borrowing money;

          (K) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

          (L) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

          (M) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

          (N) The Trust's pro rata portion of the fidelity bond required by
Section 17(g) of the 1940 Act, or other insurance premiums;

          (O) Association membership dues;

          (P) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 13 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

          (Q) Organizational and offering expenses.

          6. COMPENSATION. For the services provided to each Series, the Manager will pay the Portfolio Manager a fee, payable as described in Schedule B.

         The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager.

          7. SEED MONEY. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

          8.  COMPLIANCE.

         (A) The Trust and the Manager acknowledge that the Portfolio Manager is not the compliance agent for any Series or for the Trust or the Manager, and does not have access to all of each Series' books and records necessary to perform certain compliance testing. To the extent that the Portfolio Manager has agreed to perform the services specified in Section 2 in accordance with the Trust's registration statement, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust's Prospectus and any policies adopted by the Trust's Board of Trustees applicable to the Series (collectively, the "Charter Requirements"), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act ("Applicable Law")), the Portfolio Manager shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series' books and records, and upon information and written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager, or the Trust's administrator. The Manager shall promptly provide the Portfolio Manager with copies of the Trust's registration statement, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust's currently effective Prospectus and any written policies and procedures adopted by the Trust's Board of Trustees applicable to the Portfolio and any amendments or revisions thereto. The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

         (B) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of
Section 817(h) of the Code or the regulations thereunder.

         9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's reasonable request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

         10. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

         Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Portfolio Manager, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Portfolio Manager, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager of the Trust.

     11.  REPRESENTATIONS RESPECTING PORTFOLIO MANAGER.

         (A) During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager or any of its affiliates (other than the Manager), or that use any derivative of the names ""Morgan Stanley," "Van Kampen," "Miller Anderson" or "MAS" or any derivative thereof or logos associated therewith. The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

         (B) The Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

         (C) The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

         12. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

         13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Portfolio Manager of its duties, or by reason of reckless disregard by the Portfolio Manager of its obligations and duties under this Agreement.

         14.  INDEMNIFICATION.

         (A) Notwithstanding Section 13 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

         (B) Notwithstanding Section 13 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, is a controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (2) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

         (C) The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

         (D) The Portfolio Manager shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Portfolio Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

         (E) The Manager shall not be liable under this Section 14 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 14 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Manager.

         15. DURATION AND TERMINATION. This Agreement shall become effective with respect to each Series on the later of the date first indicated above or the date of the commencement of operations of each Series. Unless terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from the date indicated above and continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty
(60) days' written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon three (3) months' written notice to the Manager and the Trust, unless the Manager or the Trust requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Trust or the Manager not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Portfolio Manager may terminate this Agreement at any time without penalty effective upon written notice to the Manager and the Trust, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement. In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 9, 10, 11, 13, 14, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph 15.

         16 NOTICES. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

The GCG Trust
1475 Dunwoody Drive

West Chester, Pennsylvania  19380
Attention:  Kimberly J. Smith

If to the Manager:

Directed Services, Inc.
1475 Dunwoody Drive

West Chester, Pennsylvania  19380
Attention:  Chief Counsel

If to the Portfolio Manager:

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York  10020
Attention:  Legal Department


         17. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (ii) the holders of a majority of the outstanding voting securities of the Series.

         18.  USE OF NAME.

         (A) It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

         (B) It is understood that the names "Morgan Stanley," "Van Kampen," "Miller Anderson" or "MAS" or any derivative thereof or logos associated with those names are the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

         19. AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

         20.  MISCELLANEOUS.

         (A) This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in
Section 2(a)(3) of the 1940 Act.

         (B) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (C) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

         (D) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

         (E) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                          THE GCG TRUST

Attest                                    By:
      -----------------------------          -------------------------------

Title:                                    Title:
      -----------------------------             ----------------------------


                                          DIRECTED SERVICES, INC.

Attest                                    By:
      -----------------------------          -------------------------------

Title:                                    Title:
      -----------------------------             ----------------------------


                                          MORGAN STANLEY INVESTMENT
                                          MANAGEMENT INC.

Attest                                    By:
      -----------------------------          -------------------------------

Title:                                    Title:
      -----------------------------             ----------------------------

                                   SCHEDULE A

          The Series of The GCG Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which Morgan Stanley Investment
Management Inc. d/b/a Van Kampen shall act as Portfolio Manager is as follows:

                                                         Real Estate Series

                                   SCHEDULE B

                       COMPENSATION FOR SERVICES TO SERIES

         For the services provided by Morgan Stanley Investment Management Inc. ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

SERIES                               RATE

Real Estate Series              0.50% on first $200 million; and
                                0.40% on assets in excess of $200 million.

                                    EXHIBIT B

ACTIVITIES AND MANAGEMENT OF VAN KAMPEN

     Morgan Stanley Investment Management Inc. ("MSIM") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct wholly owned subsidiary of Morgan Stanley Dean Witter & Co., located at 1585 Broadway, New York, New York 10036. MSIM does business in certain instances (including in its role as portfolio manager to the Series) under the name "Van Kampen." As of December 31, 2001, MSIM, together with its affiliated asset management companies, managed assets of approximately $415.9 billion.

The address and principal occupations of each Director of MSIM are set forth in the table below.


   ------------------------------------ -------------------------------------- --------------------------------------
   DIRECTOR                             ADDRESS                                POSITION WITH MORGAN STANLEY
                                                                               INVESTMENT MANAGEMENT INC.
   ------------------------------------ -------------------------------------- --------------------------------------
                                        Morgan Stanley Investment Management
   Barton Michael Biggs                 Inc.                                   Chairman, Director and Managing
                                                                               Director
                                        1221 Avenue of the Americas
                                        New York, New York  10020
   ------------------------------------ -------------------------------------- --------------------------------------
                                        Morgan Stanley Investment Management
   Richard Brown Worley                 Inc.                                   President, Director and Managing
                                        1221 Avenue of the Americas            Director
                                        New York, New York 10020
   ------------------------------------ -------------------------------------- --------------------------------------
                                        Morgan Stanley Investment Management
   Mitchell M. Merin                    Inc.                                   Director
                                        1221 Avenue of the Americas
                                        New York, New York  10020
   ------------------------------------ -------------------------------------- --------------------------------------
                                        Morgan Stanley Investment Management
   Joseph J. McAlinden                  Inc.                                   Chief Investment Officer and
                                        1221 Avenue of the Americas            Managing Director
                                        New York, New York  10020
   ------------------------------------ -------------------------------------- --------------------------------------
                                        Morgan Stanley Investment Management
   Rajesh Kumar Gupta                   Inc.                                   Chief Administrative Officer and
                                        1221 Avenue of the Americas            Managing Director
                                        New York, New York  10020
   ------------------------------------ -------------------------------------- --------------------------------------
                                        Morgan Stanley Investment Management
   Arthur Lev                           Inc.                                   General Counsel, Managing Director
                                        1221 Avenue of the Americas            and Secretary
                                        New York, New York  10020
   ------------------------------------ -------------------------------------- --------------------------------------
                                        Morgan Stanley Investment Management
   James Wallin                         Inc.                                   Chief Compliance Officer, Executive
                                        1221 Avenue of the Americas            Director and Assistant Secretary
                                        New York, New York  10020
   ------------------------------------ -------------------------------------- --------------------------------------
                                        Morgan Stanley Investment Management
   Alexander C. Frank                   Inc.                                   Treasurer
                                        1221 Avenue of the Americas
                                        New York, New York  10020
   ------------------------------------ -------------------------------------- --------------------------------------


FUNDS ADVISED/SUBADVISED BY VAN KAMPEN
--------------------------------------

              U.S. REAL ESTATE STRATEGY ASSETS ($MM) AS OF 9/30/01



------------------------------------------------------------------------------------------------------------------------------
                                 DATE OF                 RATE OF
                              COMMENCEMENT      MARKET   COMPENSATION
PLAN TYPE                     OF OPERATIONS     VALUE    PAID TO MSIM                      FEE REDUCTION OR WAIVER
------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley                 2/24/1995        665.2    0.80%                             MSIM has agreed to waive a
Institutional Fund Inc. -                                                                  portion of its management
U.S. Real Estate Portfolio                                                                 fees and/or to reimburse a portion
                                                                                           of the expenses of the Fund if
                                                                                           the total annual operating
                                                                                           expenses of the Fund exceeds
                                                                                           1.00% for Class A Shares
                                                                                           and 1.25% for Class B Shares.
------------------------------------------------------------------------------------------------------------------------------
The Universal                   3/3/1997        343.2    0.80% on the first $500 million   MSIM has agreed to waive a
Institutional Funds Inc.-                                0.75% from $500 to $1 billion     portion of its management
U.S. Real Estate Portfolio                               0.70% for assets more than        fees and/or to reimburse a
                                                            $1 billion                     portion of the expenses of
                                                                                           the Fund if the total annual
                                                                                           operating expenses of the
                                                                                           Fund exceeds 1.10%.
------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Real Estate     4/28/1999        122.7    Investment Manager receives                    N/A
Fund                                                     1.00% of the Fund's daily
                                                         average net assets. The
                                                         Investment Manager pays
                                                         MSIM, the Sub-Advisor,
                                                         compensation equal to
                                                         40% of the fees it
                                                         receives from the Fund.
------------------------------------------------------------------------------------------------------------------------------
Van Kampen Real Estate          3/1/1997        273.8    The Advisor receives 1.00% on                 N/A
Securities Fund                                          the first $500 million, .95%
                                                         on the next $500
                                                         million and .90% for
                                                         assets over $1 billion.
                                                         MSIM receives a portion
                                                         of the net advisory
                                                         fees that the Advisor
                                                         receives from the Fund.
------------------------------------------------------------------------------------------------------------------------------
Third Party                    6/30/2000        81.7     0.70% on the first $50 million                N/A
                                                         0.60% on the next $50 million
                                                         0.50% on the next $100 million
                                                         0.40% on amounts over $200
                                                             million
------------------------------------------------------------------------------------------------------------------------------
Third Party                     1/4/1999        207.6    0.60% on the first $100 million               N/A
                                                         0.45% on the next $150 million
                                                         0.40% on the next $250 million
                                                         0.35% on the next $500 million
                                                         0.30% on excess
------------------------------------------------------------------------------------------------------------------------------


Total commissions paid for the Morgan Stanley Institutional Fund, Inc. Real Estate Portfolio in 2001 were $572, 993.12. The portion paid to MSIM's affiliated broker, Morgan Stanley & Co. Incorporated, was $715, which represents 0.12% of the total commissions paid.

                                    EXHIBIT C

                             FORM OF PROXY (INSERT)

VOTE TODAY

To cast your vote, please read the Proxy Statement and locate your Proxy Card enclosed in this package. You may also vote via Internet or telephone. The Trustees recommend that you vote "FOR" all Proposals

   ----------------------------------------- ------------------------------------- ------------------------------------
   VOTE  BY  MAIL:                           VOTE  BY  INTERNET:                   VOTE  BY  TELEPHONE:
   ----------------------------------------- ------------------------------------- ------------------------------------
                                             1.       Go to:                       1.   Call toll-free:
   1.   Simply return your completed Proxy                                              1-800-597-7836
        Card in the enclosed postage-paid    https://vote.proxy-direct.com         2.   Follow the simple recorded
                                             -----------------------------              instructions.
        envelope.                            2.   Enter your 14 digit control
                                                  number from your Proxy Card.
   ----------------------------------------- ------------------------------------- ------------------------------------


Please do not mail the proxy card if you are voting by Internet or telephone.

                  Please detach at perforation before mailing.


                    EVERY CONTRACTHOLDER'S VOTE IS IMPORTANT
                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY


VOTING INSTRUCTION                                            VOTING INSTRUCTION

                                  THE GCG TRUST

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                   APRIL 22, 2002 THIS PROXY IS SOLICITED ON
                         BEHALF OF THE BOARD OF TRUSTEES

This Proxy Card shall be voted on the Proposals described in the accompanying Proxy Statement as specified below. The undersigned hereby appoints Kimberly
J. Smith and Carolyn Mead, or either of them, as attorneys, with full power of substitution, to vote on behalf of the undersigned at the special meeting of shareholders of the Real Estate Series of The GCG Trust to be held at 1475 Dunwoody Drive, West Chester, Pennsylvania, on April 22, 2002 at 10:00 a.m. Eastern time, and at any adjournment thereof, on the Proposals set forth in the Notice of Meeting dated March 12, 2002 as follows:

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE ON THIS PROXY. IF NO CHOICE IS INDICATED ON THIS PROXY CARD, THE VOTING INSTRUCTION WILL BE DEEMED TO BE AFFIRMATIVE ON THESE MATTERS. IF THE PROXY CARD IS NOT SIGNED AND RECEIVED BY APRIL 22, 2002, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE CAST IN THE SAME PROPORTION OF PROXIES "FOR," "AGAINST" AND "ABSTAIN" ON THE ISSUE AS ARE CAST WITH RESPECT TO ALL OTHER SHARES VOTED BY CONTRACT
OWNERS AT THE MEETING.


                             VOTE VIA INTERNET: https://vote.proxy-direct.com
                                                -----------------------------
                             VOTE VIA TELEPHONE:  1-800-597-7836.

                             ------------------------------------------------
                             CONTROL NUMBER:

                             ------------------------------------------------


                    NOTE: Please sign this proxy exactly as your name or names appears hereon. All joint contractowners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority just sign. If a corporation, please sign in full corporate name and indicate the signor's office. If a partner, sign in the partnership name.

                             ------------------------------------
                             Signatures

                             ------------------------------------
                             Signatures (if held jointly)


                             Dated:
                                    -----------------------------

Please detach at perforation before mailing.

THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSALS LISTED BELOW.
If you sign, date and return this Proxy Card but do not fill in a box below, we will vote your shares "For" the Proposal.

TO Vote, mark blocks below in blue or black ink.  Example:

1.       TO CONSIDER AND APPROVE A NEW               FOR    AGAINST    ABSTAIN
         PORTFOLIO MANAGEMENT AGREEMENT
         AMONG THE TRUST, ON BEHALF OF THE
         REAL ESTATE SERIES, DIRECTED SERVICES,
         INC. AND MORGAN STANLEY INVESTMENT
         MANAGEMENT INC. d/b/a VAN KAMPEN

2.       TO CONSIDER A CHANGE TO THE REAL            FOR    AGAINST    ABSTAIN
         ESTATE SERIES' SUB-CLASSIFICATION UNDER
         THE INVESTMENT COMPANY ACT OF 1940, AS
         AMENDED, FROM "DIVERSIFIED" TO "NON-
         DIVERSIFED"

  3.     TO TRANSACT SUCH OTHER BUSINESS AS          GRANT  WITHHOLD
         MAY PROPERLY COME BEFORE THE MEETING
         OR ANY ADJOURNMENT THEREOF


                    PLEASE SIGN AND DATE THE RONT OF THIS PROXY CARD.